UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2019

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

As previously disclosed, Acer Therapeutics Inc. (the “Company”) hosted a conference call and webcast on July 31, 2019 to discuss a detailed update on each of its pipeline programs. The Pipeline Update Presentation that was used for the conference call and webcast is available on the Investor Relations page of the Company’s website at https://acertx.com/investor-relations and a copy is furnished as Exhibit 99.1 and incorporated herein by reference. The Company does not undertake to update this presentation.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Acer Therapeutics Inc. Pipeline Update Presentation, July 2019

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Relating to Forward-Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This report contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this report regarding strategy, future operations, future financial position, future revenues, projected expenses, regulatory actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capital resources; the anticipated future reduction in operating and cash conservation benefits associated with our corporate restructuring initiative; the potential for EDSIVO™ (celiprolol), ACER-001 and osanetant to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; our progress toward possible approval for EDSIVO™ and our other product candidates; the ability to protect our intellectual property rights; our  strategy and business focus;  and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, our ability to reduce our operating expenses and conserve cash on a net basis as a result of our prior or any future corporate restructuring initiative, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, the substantial costs and diversion of management’s attention and resources which could result from securities class action litigation, risks related to the drug development and the regulatory approval process, including the timing of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 5, 2019	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

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